Exhibit 10.1

委托管理及顾问服务协议

Commission Management and Consulting Services Agreement

本协议由以下各方于2016年12月15日在中国深圳市签署。

This Commission Management and Consulting Services Agreement (this “Agreement”) is being made and entered into on December 15, 016 (the “execution date”) in Shenzhen, the People’s Republic of China.

甲方：深圳前海波特实业有限公司                （以下简称甲方）

Party A: Shenzhen Qianhai Porter Industrial Co., Ltd.

注册地址：深圳市前海深港合作区前湾一路1号A栋201室（入驻深圳市前海商务秘书有限公司）

Address: Room 201, Building A, No. 1, Qianwan 1st Road, Qianhai Shenzhen Hong Kong cooperation zone, Shenzhen City.

营业执照号码： 91440300MA5DPFCM1D

Business License No.: 91440300MA5DPFCM1D

法定代表人： 陈宗建

Authorized Representative:  Chen Zongjian

乙方：                                        （以下简称乙方）

Party B:

1  熊小梅，中国公民，身份证号码：510521198008197609

Xiong Xiaomei, Chinese citizen, ID No.: 510521198008197609

2  陈宗华，中国公民，身份证号码：440301197509294117

Chen Zonghua, Chinese citizen, ID No.: 440301197509294117

丙方：深圳市波特城投资管理有限公司             （以下简称丙方）

Party C: Shenzhen Porter City Investment Management Co., Ltd.

注册地址：深圳市罗湖区莲塘街道国威路国威公司工业厂房125栋1209室

Address: Room 1209, Building 125, Guowei Company Factory Building, Guowei Road, Liantang, Luohu, Shenzhen

营业执照号码：91440300067191075C

Business License No.: 91440300067191075C

法定代表人： 陈宗华

Authorized Representative:  Chen Zonghua

鉴于：

1、甲方系一家依照中华人民共和国法律在中国境内登记成立并有效存续的外商独资公司，营业执照号码为：91440300MA5DPFCM1D，注册地址为：深圳市前海深港合作区前湾一路1号A栋201室（入驻深圳市前海商务秘书有限公司）。

Party A is a wholly Foreign-owned Enterprise incorporated and validly existing under the law of the PRC.

2、乙方包括持有丙方100%股份的全体股东，在本协议中，丙方全体股东（包括熊小梅、陈宗华）作为协议共同的一方。

Party B lawfully holds 100% of the equity and interests of Party C. Party C herein consists of two shareholders, Xiong Xiaomei and Chen Zonghua.

3、丙方系一家依照中华人民国法律在中国境内登记成立并有效存续，并由乙方作为100%股权持有人的内资公司，营业执照号码为：91440300067191075C，注册地址为：深圳市罗湖区莲塘街道国威路国威公司工业厂房125栋1209室。

Party C is a company incorporated and validly existing under the law of the PRC.

4、乙丙方聘请甲方为丙方公司的独家管理及顾问服务机构。服务内容包括独家管理及

顾问、客户管理及市场推广咨询、企业管理及咨询、财务咨询、员工培训等。

Upon the terms and subject to the conditions contained in this Agreement, Party B and Party C desires to obtain exclusive management and consulting services including client management, marketing promotion counseling, corporate management and counseling, finance counseling and personnel training from Party A and Party A desires to perform such services for Party B and Party C.

5、甲方同意作为独家的管理及顾问服务机构为丙方提供服务。

Party A agree as exclusive management and advisory services to provide services for Party C.

6、依据《中华人民共和国公司法》、《中华人民共和国合同法》及有关法律的规定，各方在平等互利、友好协商的前提下，达成如下协议，以资共同遵守：

In accordance with the Company Law and Contract Law of People’s Republic of China, and the relevant laws and regulations in force in People’s Republic of China. All parties have agreed to execute this Agreement with provisions as follow:

第一条 声明、陈述与保证

ARTICLE I

REPRESENTATIONS AND WARRANTIES

甲乙丙三方声明、陈述和保证如下：

Contract parties herein warrant as follows:

(1) 其有资质从事本协议项下之合作，而该合作符合其经营范围之规定。

Contract parties guarantee that they are qualified to engage in the performances subject to this Agreement and the performances are in line with the provisions of their business scope.

(2) 其授权代表已获得充分授权并有权代表其签署本协议。各方应适时以股东决议的形式授权本协议的执行和交接。

The designated authorized representatives have been fully authorized to sign this Agreement. All parties shall duly authorize the execution and transfer of this agreement in the form of shareholder resolution.

(3) 其有能力履行其于本协议项下之义务，并且该等履行义务的行为不违反任何对其有约束力的适用法律的限制和阻止协议有效性的理由，也不会侵犯任何第三方之合法权益。履行本协议义务不会违反其各自的营业执照、公司章程或其他类似文件中的条款或违反中国的法律和法规或其他政府规定或导致本协议的任何一方参与的其他合同违约。

Contract parties guarantee that they have the ability to perform the obligations pursuant to the Agreement and behaviors of performing the obligations shall not violate any provisions of the laws or infringe the legal rights of any third party.  The performance of this Agreement will not violate their respective business licenses, the article of association or other similar documents or any other breach of contract or breach of laws and regulations or other governmental regulations of PRC. Performance of this Agreement will not result in any party’s other contractual breach.

(4) 任何一方违反了上述声明、陈述和保证即被视为违反了本协议的约定，应按本协议的规定承担违约责任。

Any party fails to perform above representations, warranties and statements, and it shall bear the liability for breach of contract in accordance with this Agreement.

第二条 委托管理

ARTICLE II

COMMISSION MANAGEMENT

（1）乙丙方同意按本协议条款委托甲方管理丙方公司，甲方同意按照本协议条款管理丙方公司。

According to the terms of this Agreement, Party B and Party C shall entrust Party A manage Party C company and Party A agree as exclusive management and advisory consultant of Party C.

（2）本协议的有限期从协议生效日起至以下情形之一最早出现时终止：

This agreement shall terminate while one of the following circumstances occurs from the effective date:

A 丙方公司经营期限终止或后续公司出现。

Party C has meet the termination date or has its follow-up company.

B 甲方对丙方公司的收购完成日。

The completion of the acquisition of Party C by Party A.

C各方经协商一致达成补充书面协议。

The parties agree upon a supplementary written agreement.

（3）委托期间，甲方全权负责丙方公司的管理，包括但不限于以下管理服务：

During the Commissioned period, Party A is solely responsible for the management of Party C, including but not limited to the following services:

A 甲方应全权负责丙方公司的运营，包括委派和解雇董事会成员、聘请管理人员等。

Party A shall be solely responsible for Party C’s operations, including the appointment and dismissal of members of the board of directors, hiring management and so on.

B 甲方有权管理和控制丙方公司的所有资产。甲方有权决定丙方公司资金的使用，丙方账户的收支款签名人应由甲方指定或确认。丙方经营所得收入应该全部存放于甲方指定账户中。

Party A shall have the right to manage and control all the assets and funds of Party C. The signature of the payment of income and expenditure of Party C shall be designated or confirmed by Party A and all the incomes of Party C shall deposit into the account designated by Party A.

C 甲方全权控制和管理丙方公司的财务事宜和日常运营，例如合同的签订与执行、税费的缴纳等等。

Party A take full control and management of the financial matters and daily operations of Party C, such as the signing and execution of the contract, the payment of taxes and so on.

第三条 服务费用：

ARTICLE III

THE SERVICES FEE

考虑到甲方提供的以上服务，乙丙方应支付与丙方公司税前所得等额的委托管理费予甲方。委托管理费如下：本协议期间内，委托管理费应等额于丙方公司的税前所得，即每月丙方公司收入扣除运营成本、费用和税费（所得税除外）的所得额。如税前所得为零，则无须支付委托管理费。如发生亏损，结转至次月，抵减次月的委托管理费。乙丙方应在次月20号前支付当月的委托管理费。上述每月委托管理费应在每季度末之后，制作纳税申报表之前调整一次（季度调整），使丙方公司该季度的税后利润为零。另外，上述每月委托管理费应在每个会计年度末后，制作年度纳税申报表之前进行调整（年度调整），使丙方公司的年度税后利润为零。

In consideration of the management, consulting and financial services to be rendered, Party B and Party C agrees to pay Party A or representatives appointed by Party A the base management and consulting fee to be equivalent to the amount of net profit before tax of Party C. The monthly management and consulting fee are as follow:

During the term of this Agreement, the management and consulting fee shall be equivalent to the amount of pre-tax income of Party C. It can be counted as gross profit deducts principals, expenses and taxes (not including income tax).

If the pre-tax income is zero, there is no need for Party C to pay the management and consulting fee to Party A. If loss happens, the amount of loss can be deducted to the service fee of the second month.

Party B and Party C agrees to pay the management and consulting fee on or before 20th of the second month.

The monthly management and consulting fee above should be adjusted after the end of each quarter and before tax declaration (quarterly adjustment) to secure the net profit of Party C to be zero.

The monthly management and consulting fee above should be adjusted after the end of accounting year and before yearly tax declaration (quarterly adjustment) to secure the net profit of Party C to be zero.

第四条 各方的权利和义务

ARTICLE IV

RIGHTS AND OBLIGATIONS

（1）根据协议条款，乙丙方的权利和义务如下：

According to the terms of the agreement, the rights and obligations of Party B and Party C shall be:

A 在协议有效期内应将丙方公司的经营管理权移交于甲方，包括但不限于将丙方公司营业执照和公司公章在内的全部经营资料移交于甲方。

Deliver the management right, including but not limited to the business license and official seal of Party C to Party A in the term of the agreement.

B 未经甲方同意，乙方无权对丙方公司的经营做出任何决定。

Without the consent of Party A, Party B shall not make any decision for the operation of Party C.

C 乙方有权随时知悉丙方公司的经营状况和提出合理建议。

Party B have the right to know Party C’s operation status and provide some reasonable suggestions.

D 乙方应根据甲方的要求协助甲方进行委托管理。

Party B shall assist Party A for entrusting management according to the requirements of Party A.

E 乙方应依照”股东委托投票代理协议”中的规定履行义务，并不得违反该协议约定。

Party B shall perform the obligations in accordance with the provisions of the “shareholder voting proxy agreement” and shall not violate that agreement.

F 乙方不得利用股东身份以任何形式干涉甲方对丙方公司的管理。

Party B shall not in any way interfere with Party C’s management by the shareholders identity.

G 未经甲方书面同意，乙方不得将其在丙方公司的股东权利委托或授予除甲方以外的任何第三方。

Without the written consent of Party A, Party B shall not entrusted or granted their shareholders’ rights of Party C to any third party except Party A.

H 未经甲方同意，乙方不得以其他方式委托除甲方以外的第三方以任何方式管理丙方公司。

Without the consent of Party A, Party B shall not entrust any third party except Party A in any way to manage Party C.

I 乙丙方不得以任何理由单方终止本协议。

Party B and Party C shall not unilaterally terminate this Agreement for any reason.

J 乙方享有本协议规定的其他权利和其他义务。

Party B shall enjoy other rights and obligations as stipulated in this Agreement.

（2）根据协议条款，甲方的权利和义务包括：

Under the terms of the agreement, Party A’s rights and obligations include:

A享有独立和全权管理丙方公司的权利。

The right to manage Party C independently and in full authority.

B 有权处置丙方公司的全部资产。

The right to dispose all the assets of Party C.

C 在受托管理期间享有丙方公司的利润并承担丙方公司的亏损。

Enjoy the profits and bear the losses of Party C in the term of Commission Management.

D 有权委派丙方公司的所有董事。

The right to appoint all directors of Party C.

E 有权委派、聘任丙方公司的总经理、副总经理、财务经理和其他高级管理人员。

The right to appoint general manager, deputy general manager, financial manager and other senior management staff.

F 有权按照”股东委托投票代理协议”召开丙方公司的股东会议，签署股东决议，以及享有本协议规定的其他权利和其他义务。

The right in accordance with “proxy agency agreement” to convene Party C’s shareholders’ meeting, sign the shareholders’ resolution and other rights and obligations in provisions of this Agreement.

第五条 协议生效

ARTICLE V

VALIDITY

本协议经各方授权代表签字盖章后生效。

This Agreement shall commence effective as of the execution date.

第六条 违约责任

ARTICLE VI

DEFAULT

协议履行期间，违反本协议的任一条款即视为违约，违约方需承担因违约而造成的非违约方损失。

If any party fails to perform the Agreement or its performance of the contractual obligations does not conform to the agreed terms and thereby cause damage to the other Party, the amount of damaged compensation shall be equivalent to the damage caused by the breach of the Agreement.

第七条 不可抗力

ARTICLE VII

FORCE MAJEURE

任何一方如因不可抗力而未能履行本合同或合同的部分条款，不应认定为违约。受影响的一方，需第一时间收集不可抗力的证据，因不可抗力而未能履行合同导致的后果由各方协商解决。

If a party fails to perform a contract owing to force majeure, it shall not be deemed a Breach of this contract.it shall inform the other party promptly, so as to reduce the possible damages inflicted on the other party, and shall also provide a certificate of non-performance owing to force majeure within a reasonable time.

第八条 适用法律

ARTICLE VIII

GOVERNING LAW

本协议的订定执行以及争议的解决适用于中华人民共和国的相关法律和法规。

This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of People’s Republic of China.

第九条 争议解决

ARTICLE IX

DISPUTE RESOLUTION

因本协议而产生的任何争端应首先通过友好协商解决。如果通过协商没有解决，任何一方均有权将争议提交给华南国际经济贸易仲裁委员会，仲裁地点是深圳。仲裁裁决是最终结果并对各方具有约束力。

Any dispute arising from this agreement shall be settled through friendly consultations. Any Party shall have the right to submit the dispute to Southern China International Economic and Trade Arbitration Commission if the dispute can’t be resolved by negotiation within 30 days. Shenzhen shall be the place of arbitration and arbitration result shall be final and binding on all parties.

第十条 保密条款

ARTICLE X

CONFIDENTIALITY

(1) 未经司法当局或政府部门的法律要求或协议另一方同意，协议各方应令有权接触和了解本协议条款的雇员或代表严格保密，不得向无关方透露本协议任何条款，否则该一方或人员应承担相应的法律责任。

The Parties agree that the terms and conditions of this agreement shall be kept strictly confidential and shall not reveal or divulge to any third party or entities other than for regulatory filings or tax purposes and/or pursuant to a court order. The parties further agree that any dissemination of this agreement shall not be made without prior written consent of the other party.

（2）本条保密义务不因本协议终止而终止。

The confidentiality obligation of this article shall not be terminated by termination of this Agreement.

第十一条 可分性条款

ARTICLE XI

SEVERABILITY

如果根据中国法律或法规，本协议的任何条款被宣告无效或无法执行，则该条款仅仅在中国范围内被视为无效，而剩余其他条款的有效性、合法性、和可执行性不应受任何影响。协议各方应本着诚实精神，通过友好协商，准备有效协议以取代无效或无法执行的条款，以便取代条款能带来该无效或无法执行的条款产生的相同经济影响。

If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any law or regulation of PRC, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

第十二条 不可转移条款

ARTICLE XII

ASSIGNMENT

除非本协议另有规定，否则无另一方的事先书面同意，任何一方均不得分派本协议中的任何权利和义务给无关方，也不得为无关方提供担保或进行类似行为。

Except as otherwise provided in this Agreement, neither party may assign, transfer or convey all or party of its rights, obligations or interest under this Agreement without the prior written consent of the other party, nor provide guarantees or conduct to any other party.

第十三条 其他事项

ARTICLE XIII

MISCELLANEOUS PROVISIONS

(1) 因执行本协议和管理授权期间而产生的所有税费，应依照法律法规规定由缔约各方分别承担。

The contracting parties should share all taxes arising from the execution of this Agreement.

(2) 本协议生效后由各方达成的任何修订应成为本协议的整体组成部分，并具有同等的法律效力。在修订与本协议不一致的情况下，应以修订为准。如有多次修正的情况下，以最新修订日期协议内容为准。

Any amendment and/or supplement to this Agreement will be valid only after the authorized representatives of both parties signed written documents, forming integral parts of the Agreement. In case of amendments, the latest revision date shall prevail.

(3) 本协议有中英文两个版本，在出现内容冲突的情况下，以中文版本为准。中文和英文版本原件各6份。三方各持中英文一份，其余将用于政府注册或为其他必要的批准用途。

This Agreement shall be prepared in Chinese and English language in six (6) original copies, with each Party holding one (1) copy hereof. In case of discrepancy, original version in Chinese shall prevail.

（4）本协议自各方签订之日起执行。

This Agreement shall come into force from the signature date by the authorized representatives of the parties.

甲方：深圳前海波特实业有限公司

Party A: Shenzhen Qianhai Porter Industrial Co., Ltd.

Designated Signing Authority:	/s/ Chen Zongjian

签约代表人：

日期：

Date: December 15, 2016

乙方Party B：

/s/ Xiong Xiaomei

/s/ Chen Zonghua

日期：

Date: December 15, 2016

丙方：深圳市波特城投资管理有限公司

Party C: Shenzhen Porter City Investment Management Co., Ltd.

Designated Signing Authority:	/s/ Chen Zonghua

签约代表人：

日期：

Date: December 15, 2016